SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549
                 -----------------------


                         FORM 8-K/A

                      CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) May 18, 1999

                        Sloan Electronics, Inc.
            ------------------------------------------------
              Exact name of registrant as specified in charter


             Delaware               0-28772          35-1990559
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(State or other jurisdiction  (Commission     (IRS Employer)
     of incorporation)        File Number)   Identification No.)

         1715 Stickney Pt. Rd. Suite A-12, Sarasota FL 34231
         -------------------------------------------------------------
       (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number,
         including area code           (941) 349-6583
                                 --------------------------

(Former name or former address, if changed since last report)

Item 5.

The Company announces that its aquisition of IEG Holdings, Inc. has been terminated, and all terms and conditions of the letter of intent between Sloan Electronics, Inc. and IEG Holdings, Inc. in the Letter of Intent filed with the Company's form 10QSB on May 14, 1999 are null and void.


                        SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Sloan Electronics, Inc.
                                       ------------------------
                                             (registrant)

Dated May 19, 1999                      by:/s/Larry Provost
                                        -------------------
                                         Larry Provost
                                         Secretary / Treasurer